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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                  June 13, 2000
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                Date of Report (Date of earliest event reported)




                            Harvard Industries, Inc.
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             (Exact name of registrant as specified in its charter)




           Delaware                    0-21362             21-0715310
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     (State or other jurisdiction    (Commission          (IRS Employer
       of incorporation)             File Number)       Identification No.)



           3 Werner Way,  Lebanon, New Jersey                  08833
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           (Address of principal executive offices)          (Zip Code)



     Registrant's telephone number, including area code:    (908) 437-4100
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Item 7.  Financial Statements and Exhibits.


      1.     Press Release, dated June 13, 2000.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2000              HARVARD INDUSTRIES, INC.


                                  By: /s/ Roger G. Pollazzi
                                     ----------------------------------------
                                     Name:  Roger G. Pollazzi
                                     Title: Chairman and Chief Executive Officer




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                                  EXHIBIT INDEX

  Exhibit
   Number                             Description
   ------                             -----------

     1       Press Release, dated June 13, 2000.






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